EXHIBIT 4.2

                                                          [Execution Copy]

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

     AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of September 10, 1997 between NEXTEL COMMUNICATIONS, INC. ("NCI"); NEXTEL FINANCE COMPANY (the "Borrower") and the other Restricted Companies listed on the signature pages hereto under the caption "RESTRICTED COMPANIES" (individually, a "Restricted Company" and, collectively, the "Restricted Companies"); and the Lenders listed on the signature pages hereto under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders").

     NCI, the Restricted Companies, the Lenders, Toronto Dominion (Texas) Inc., as Administrative Agent, and The Chase Manhattan Bank, as Collateral Agent, are parties to a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") and wish to amend the Credit Agreement in certain respects to clarify the application of certain terms thereof. Accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 4 to Credit Agreement, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. AMENDMENT. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, clause (iii) of Section 7.01(d) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(iii) such Indebtedness shall provide that interest payable in respect thereof shall be capitalized prior to the fifth anniversary of the date of incurrence of such Indebtedness (it being understood that, if interest shall be capitalized only through a date within fifteen days prior to such fifth anniversary, such Indebtedness shall nevertheless be deemed to comply with the foregoing requirement)".

     Section 3. CONDITIONS PRECEDENT. The amendment set forth in Section 2 hereof, shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 4 to Credit Agreement by NCI, the Restricted Companies and the Required Lenders.

     For purposes hereof, the Lenders authorized to execute and deliver this Amendment No. 4 shall be the Lenders party to the Credit Agreement on the date of this


                        Amendment No. 4 to Credit Agreement
BII\87915

Amendment No. 4 (as indicated on the Register at the close of business in New York City on such date), regardless of whether any one or more of such Lenders shall, by reason of an assignment of Loans or Commitments permitted under
Section 10.04 of the Credit Agreement, continue to be a party to the Credit Agreement on the date the conditions specified in the preceding paragraph are satisfied (and each Lender party to the Credit Agreement on the date of this Amendment No. 4 undertakes to inform any Person that takes an assignment of all or any portion of such Lender's Commitments or Loans of this Amendment No. 4, and none of the other parties to the Credit Agreement shall have any responsibility to so inform any such Person of this Amendment No. 4).

     Section 4. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 to Credit Agreement by signing any such counterpart. This Amendment No. 4 to Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                        Amendment No. 4 to Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                NEXTEL COMMUNICATIONS, INC.

                                By /s/Thomas J. Sidman
                                  Name: Thomas J. Sidman
                                  Title: Vice President

                             RESTRICTED COMPANIES

                                     NEXTEL FINANCE COMPANY (successor to
                                         Fleet Call Corporation),

                                     By /s/Thomas J. Sidman
                                       Name: Thomas J. Sidman
                                       Title: Vice President

                                ADVANCED MOBILECOMM OF
                                 NORTH CAROLINA, INC.
                                AIRLINK COMMUNICATIONS, INC.
                                 (successor to TRS, Inc.)
                                AMERICAN MOBILE SYSTEMS,
                                 INCORPORATED (successor to Saber
                                 Communications, Inc.)
                                DIAL CALL, INC.
                                DIAL DISTANCE, INC.
                                FC NEW YORK, INC. (successor to Metrocom
                                 Trunked Radio Communication Systems, Inc.)
                                FCI 900, INC.
                                FLEET CALL OF TEXAS, INC. (successor to
                                 FM Tower Company, Metrolink
                                 Communications Corporation and National
                                 Tower Trunking Systems, Inc.)



                        Amendment No. 4 to Credit Agreement

                                NEXTEL COMMUNICATIONS OF THE
                                 MID-ATLANTIC, INC. (successor to Dispatch
                                 Communications of Maryland, Inc., Dispatch
                                 Communications of Minnesota, Inc., Dispatch
                                 Communications of New England, Inc.,
                                 Dispatch Communications of Pennsylvania,Inc.)
                                NEXTEL LICENSE HOLDINGS 1, INC.
                                NEXTEL LICENSE HOLDINGS 2, INC.
                                 (successor to Comqor, Inc.)
                                NEXTEL LICENSE HOLDINGS 3, INC.
                                 (successor to Dial Call Arkansas, Inc.,
                                 Custom Radio/Johnson Communications, Inc.,
                                 Dial Call Florida, Inc., Dial Call
                                 Kentucky, Inc., Dial Call Louisiana, Inc.,
                                 Dial Call Texas, Inc., Dial Call
                                 Virginia, Inc., Dial Call West Virginia, Inc. and U.S. Digital, Inc.)
                                NEXTEL LICENSE HOLDINGS 4, INC.
                                NEXTEL OF TEXAS, INC. (successor to Fort
                                 Worth Communications, Inc.)
                                NEXTEL WEST CORP.
                                 (successor to Airwave Communications Corp.
                                 (Seattle), C-Call Corporation, Dispatch
                                 Communications of Arizona, Inc., ESMR Sub,
                                 Inc., Fleet Call of Utah, Inc., Fleet Call
                                 West, Inc., Mijac Enterprises, Inc., Mobile
                                 Radio of Illinois, Inc., Motorola SF, Inc.,
                                 Nextel Hawaii Acquisition Corp.,
                                 Nextel Utah Acquisition Corp., Nextel
                                 Western Acquisition Corp., OneComm
                                 Corporation, N.A., Powerfone
                                 Holdings, Inc., Powerfone, Inc.,
                                 Smart SMR of Illinois, Inc., Shoreland
                                 Communications, Inc. and Spectrum Resources of the Midwest, Inc.)
                                SAFETY NET, INC.
                                SMART SMR, INC.


                        Amendment No. 4 to Credit Agreement

                                SMART SMR OF CALIFORNIA, INC.
                                SMART SMR OF NEW YORK, INC.


                                     By /s/Thomas J. Sidman
                                       Name: Thomas J. Sidman
                                       Title: Vice President

                                FORT WORTH TRUNKED RADIO
                                 LIMITED PARTNERSHIP

                                By Nextel of Texas,Inc.,
                                   a General Partner


                                       By /s/Thomas J. Sidman
                                         Name: Thomas J. Sidman
                                         Title: Vice President



                        Amendment No. 4 to Credit Agreement

                                 LENDERS

BARCLAYS BANK, PLC                    THE CHASE MANHATTAN BANK


By /s/James K. Downey                 By /s/Tracey A. Navin
  Name: James K. Downey                 Name: Tracey A. Navin
  Title: Associate Director             Title: Vice President

MORGAN GUARANTY TRUST COMPANY         NATIONSBANK OF TEXAS, N.A.
  OF NEW YORK


By /s/Brian W. Caroll                 By /s/Jennifer Fydney
  Name: Brian W. Caroll                 Name: Jennifer Fydney
  Title:                                Title: Vice President

THE TORONTO-DOMINION BANK           ABN AMRO BANK N.V.,
                                      NEW YORK BRANCH


By /s/Warren Finlay                   By /s/Frances O.R. Logan
  Name: Warren Finlay                   Name: Frances O.R. Logan
  Title: Manager Credit                 Title: Froup Vice President

                                      By /s/Laura G. Fazio
                                        Name: Laura G. Fazio
                                        Title: Group Vice President & Director

AMARA-2 FINANCE LTD.                 BANK OF AMERICA NT & SA


By /s/Andrew Ian Wignall              By /s/Francis J. Griffin
  Name:  Andrew Ian Wignall             Name: Francis J. Griffin
  Title: Director                       Title: Attorney-In-Fact


                        Amendment No. 4 to Credit Agreement

BANK OF MONTREAL                   THE BANK OF NOVA SCOTIA


By /s/W.T. Calder                     By /s/J.R. Trimble
  Name: W.T. Calder                     Name: J.R. Trimble
  Title:Director                        Title: Authorized Signatory

BANK OF TOKYO-MITSUBISHI           BANKBOSTON, N.A.
  TRUST COMPANY


By                                    By
  Name:                                 Name:
  Title:                                Title:

BANKERS TRUST COMPANY              BANQUE PARIBAS (NEW YORK)


By /s/Rosemary F. Dunne               By /s/Salo Aizenberg
  Name: Rosemary F. Dunne               Name: Salo Aizenberg
  Title: Vice President                 Title: Vice President


                                      By
                                        Name:
                                        Title:

BEAR STEARNS INVESTMENT            CAPTIVA FINANCE LTD.
  PRODUCTS INC.


By /s/Carey Hofing                    By /s/John H. Cullinane
  Name:                                 Name: John H. Cullinane
  Title:                                Title: Director


                   Amendment No. 4 to Credit Agreement

CAPTIVA II FINANCE LTD.               CARILLON HOLDING, INC.


By /s/John H. Cullinane               By
  Name: John H. Cullinane               Name:
  Title: Vice President                 Title:

CERES FINANCE LTD.                    CHANG HWA COMMERCIAL BANK, LTD.,
                                        NEW YORK BRANCH


By /s/John H. Cullinane                By /s/Wan-Tu Yen
  Name: John H. Cullinane                Name: Wan-Tu Yen
  Title: Vice President                  Title: VP & General Manager

CIBC INC.                             CITIBANK, N.A.


By                                    By
  Name:                                 Name:
  Title:                                Title:

CITY NATIONAL BANK                    COMMERZBANK AKTIENGESELLSCHAFT,
                                        NEW YORK BRANCH


By /s/David Burdge                    By /s/G. Rod McWalters
  Name: David Burdge                    Name: G. Rod McWalters
  Title: Senior Vice President          Title: Vice President


                                      By /s/Jurgen Mahler
                                        Name: Jurgen Mahler
                                        Title: Assistant Vice President


                        Amendment No. 4 to Credit Agreement

COOPERATIEVE CENTRALE                CORESTATES BANK, N.A.
  RAIFFEISEN-BOERENLEENBANK
  B.A., "RABOBANK NEDERLAND",
  NEW YORK BRANCH

By /s/Alan E. McLintock               By /s/Lynae S. Young
  Name: Alan E. McLintock               Name: Lynae S. Young
  Title: Vice President                 Title: Vice President


By /s/W. Pieter C. Kodde
  Name: W. Pieter C. Kodde
  Title: Vice President

CREDIT SUISSE FIRST BOSTON         CYPRESS TREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.
                                    As Attorney-in-Fact and on behalf
By /s/Todd C. Morgan                of First Allmerica Financial
  Name: Todd C. Morgan              Life Insurance Company, Inc.
  Title: Vice President


By /s/Judith E. Smith                 By /s/John W. Fraser
  Name: Judith E. Smith                 Name: John W. Fraser
  Title: Director                       Title: Managing Director

DEBT STRATEGIES FUND, INC.          DLJ CAPITAL FUNDING, INC.


By /s/Anne McCarthy                   By
  Name: Anne McCarthy                   Name:
  Title: Authorized Signatory           Title:

FC CBO LD.                          FIRST UNION NATIONAL BANK


By                                    By
  Name:                                 Name:
  Title:                                Title:


                        Amendment No. 4 to Credit Agreement

FLEET NATIONAL BANK                 FUJI BANK, LTD.


By /s/Alexander G. Ivanov             By /s/Teiji Teramoto
  Name: Alexander Ivanov                Name: Teiji Teramoto
  Title:Vice President                  Title: Vice President & Manager

GOLDMAN SACHS CREDIT                INDOSUEZ CAPITAL FUNDING II, LTD.
  PARTNERS L.P.                      By:  Indosuez Capital as Portfolio Advisor


By /s/John Urban                      By /s/Francoise Berthelot
  Name: John Urban                      Name: Francoise Berthelot
  Title: Authorized Signatory           Title: Vice President

INDOSUEZ CAPITAL FUNDING III, LTD.  INDUSTRIAL BANK OF JAPAN, LIMITED
By: Indosuez Capital as Portfolio
    Advisor


By /s/Francoise Berthelot             By /s/Jeffrey Cole
  Name: Francoise Berthelot             Name: Jeffrey Cole
  Title: Vice President                 Title: Senior Vice President

ING BARING (U.S.) CAPITAL           KEY CORPORATE CAPITAL INC.
  CORPORATION


By /s/John M. Chiappe                 By /s/Tim Willard
  Name: John M. Chiappe                 Name: Tim Willard
  Title: Vice President                 Title: Corporate Banking Officer

KOREA FIRST BANK, LOS ANGELES       KZH HOLDING CORPORATION III
  AGENCY


By /s/Chang Hee Nam                   By
  Name: Mr. Chang Hee Nam               Name:
  Title: Agent & General Manager        Title:


                        Amendment No. 4 to Credit Agreement

LEHMAN COMMERCIAL PAPER, INC.        LTCB TRUST COMPANY


By /s/Michele Swanson                 By /s/John J. Sullivan
  Name: Michele Swanson                 Name: John J. Sullivan
  Title: Authorized Signatory           Title: Executive vice President

MEESPIERSON CAPITAL CORP.            MERITA BANK LTD


By /s/Fredrik J. Vroese               By
  Name: Fredrik J. Vrose                Name:
  Title: Vice President                 Title:


By /s/John O'Connor                   By
  Name: John O'Connor                   Name:
  Title: Senior Vice President          Title:

MERRILL LYNCH DEBT STRATEGIES        MERRILL LYNCH PRIME RATE
  PORTFOLIO                            PORTFOLIO
By Merrill Lynch Asset Management,   By  Merrill Lynch Asset Management,
   L.P., as Investment Advisor           L.P., as Investment Advisor


By /s/Anne McCarthy                   By /s/Anne McCarthy
  Name: Anne McCarthy                   Name: Anne McCarthy
  Title:Authorized Signatory            Title: Authorized Signatory

MERRILL LYNCH SENIOR FLOATING        THE MITSUBISHI TRUST AND BANKING
  RATE FUND, INC.                     CORPORATION


By /s/Anne McCarthy                   By /s/Beatrice Kossodo
  Name: Anne McCarthy                   Name: Beatrice Kossodo
  Title:Authorized Signatory            Title: Vice President

                        Amendment No. 4 to Credit Agreement

ML CBO IV (CAYMAN) LTD.              OCTAGON CREDIT INVESTORS LOAN
                                        PORTFOLIO (A unit of The Chase
By Protective Asset Management,         Manhattan Bank)
   L.L.C as Collateral Manager


By /s/James Dondero                  By /s/Andrew D. Gordon
  Name: James Dondero, CFA, CPA         Name: Andrew D. Gordon
  Title:President - Protective          Title: Managing Director
        Asset Management Company

PAMCO CAYMAN LTD.                    PNC BANK, NATIONAL ASSOCIATION
By Protective Asset Management,
   L.L.C. as Collateral Manager


By /s/James Dondero                   By /s/Steven J. McGehrin
  Name: James Dondero, CFA, CPA         Name: Steven J. McGehrin
  Title:President -- Protective         Title: Vice President
        Asset Management Company

ROYAL BANK OF CANADA                 SENIOR HIGH INCOME PORTFOLIO, INC.


By /s/John P. Page                    By /s/Anne McCarthy
  Name: John P. Page                    Name: Anne McCarthy
  Title:Senior Manager                  Title: Authorized Signatory

STRATA FUNDING LTD.                  THE SUMITOMO BANK, LIMITED
                                      NEW YORK BRANCH


By /s/John H. Cullinane               By /s/Suresh S. Tata
  Name: John H. Cullinane               Name: Suresh S. Tata
  Title:Director                        Title: Senior Vice President

                        Amendment No. 4 to Credit Agreement

THE SUMITOMO TRUST & BANKING         U.S. BANK OF WASHINGTON, N.A.
  COMPANY LTD., NEW YORK BRANCH


By                                    By /s/Gary Egbert
  Name:                                 Name: Gary Egbert
  Title:                                Title: Vice President

By
  Name:
  Title:

VAN KAMPEN AMERICAN CAPITAL
  PRIME RATE INCOME TRUST


By /s/Jeffrey W. Maillet
  Name: Jeffrey W. Maillet
  Title: Senior Vice President --
         Portfolio Manager

                        Amendment No. 4 to Credit Agreement